UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7396

Managed High Income Portfolio Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2006

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Managed High Income Portfolio Inc.

SEMI-ANNUAL
REPORT

AUGUST 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Managed High Income Portfolio Inc.

Semi-Annual Report • August 31, 2006

What’s Inside

Letter from the Chairman	I

Fund at a Glance	1

Schedule of Investments	2

Statement of Assets and Liabilities	19

Statement of Operations	20

Statements of Changes in Net Assets	21

Financial Highlights	22

Notes to Financial Statements	23

Financial Data	28

Board Approval of Management and Subadvisory Agreements	29

Additional Shareholder Information	32

Dividend Reinvestment Plan	33

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After gross domestic product (“GDP”)i increased a modest 1.7% in the fourth quarter of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “...the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

Both short- and long-term yields rose over the reporting period. However, after peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply on hopes that the Fed would end its tightening cycle. Overall, during the six months ended August 31, 2006, two-year Treasury yields increased from

Managed High Income Portfolio Inc.    I

4.69% to 4.79%. Over the same period, 10-year Treasury yields moved from 4.55% to 4.74%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 1.82%.

Given continued strong corporate profits and low default rates, high yield bonds generated positive returns during the reporting period. While there were notable company-specific issues, mostly in the automobile industry, they were not enough to drag down the overall high yield market. During the six-month period ended August 31, 2006, the Citigroup High Yield Market Indexv returned 3.56%.

Despite periods of weakness, emerging markets debt generated positive results over the six-month period, as the JPMorgan Emerging Markets Bond Index Globalvi returned 1.73%. A strong global economy, solid domestic spending and high-energy prices supported many emerging market countries. In our opinion, this was enough to overcome the negatives associated with rising global interest rates.

Performance Review

For the six months ended August 31, 2006, the Managed High Income Portfolio Inc. returned 2.92%, based on its net asset value (“NAV”)vii and 3.61% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 3.56% for the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageviii increased 4.17% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.2436 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2006. Past performance is no guarantee of future results.

II    Managed High Income Portfolio Inc.

Performance Snapshot as of August 31, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$6.86 (NAV)	2.92%
$6.13 (Market Price)	3.61%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup, Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 20, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became the investment adviser for the Fund, effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser, as applicable, the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

In addition to these advisory changes, effective October 9, 2006, the Fund’s name is Western Asset Managed High Income Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late

Managed High Income Portfolio Inc.    III

trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHYX on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 28, 2006

IV    Managed High Income Portfolio Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Managed High Income Portfolio Inc.    V

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    1

Schedule of Investments (August 31, 2006) (unaudited)

MANAGED HIGH INCOME PORTFOLIO INC.

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 93.2%
Aerospace & Defense — 1.2%
$595,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$580,125
		DRS Technologies Inc., Senior Subordinated Notes:
480,000	B+	6.625% due 2/1/16	469,200
1,325,000	B+	7.625% due 2/1/18	1,331,625
		L-3 Communications Corp., Senior Subordinated Notes:
425,000	B	7.625% due 6/15/12	437,750
870,000	BB+	5.875% due 1/15/15	826,500
		Total Aerospace & Defense	3,645,200

Airlines — 1.6%
500,000	NR	American Airlines Inc., Pass-Through Certificates, Series 2001-02, Class C,
		7.800% due 4/1/08	500,312
		Continental Airlines Inc., Pass-Through Certificates:
203,142	B+	Series 2000-2, Class C, 8.312% due 4/2/11	196,159
1,200,000	B+	Series 2001-2, Class D, 7.568% due 12/1/06	1,198,853
		United Airlines Inc., Pass-Through Certificates:
581,502	B	Series 2000-1, Class B, 8.030% due 7/1/11 (a)	596,403
1,443,358	B1(b)	Series 2000-2, Class B, 7.811% due 10/1/09 (a)	1,528,033
		Series 2001-1:
275,000	B+	Class B, 6.932% due 9/1/11 (a)	300,609
630,000	CCC-	Class C, 6.831% due 9/1/08 (a)	633,544
		Total Airlines	4,953,913

Auto Components — 1.1%
415,000	B+	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	423,300
940,000	CCC-	Keystone Automotive Operations Inc., Senior Subordinated Notes,
		9.750% due 11/1/13	897,700
		TRW Automotive Inc.:
335,000	B	Senior Notes, 9.375% due 2/15/13	359,287
163,000	B-	Senior Subordinated Notes, 11.000% due 2/15/13	178,078
		Visteon Corp., Senior Notes:
1,265,000	BB-	8.250% due 8/1/10	1,246,025
410,000	BB-	7.000% due 3/10/14	365,925
		Total Auto Components	3,470,315

Automobiles — 3.0%
		Ford Motor Co.:
405,000	B-	Debentures, 8.875% due 1/15/22	346,275
5,360,000	B-	Notes, 7.450% due 7/16/31	4,234,400
		General Motors Corp.:
795,000	B-	Notes, 7.200% due 1/15/11	716,494

See Notes to Financial Statements.

2    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Automobiles — 3.0% (continued)
		Senior Debentures:
$1,200,000	B+	8.250% due 7/15/23	$1,002,000
2,220,000	B+	8.375% due 7/15/33	1,870,350
1,325,000	B-	Senior Notes, 7.125% due 7/15/13	1,136,187
		Total Automobiles	9,305,706

Beverages — 0.2%
530,000	B-	Cott Beverages USA Inc., Senior Subordinated Notes, 8.000% due 12/15/11	539,275

Biotechnology — 0.0%
115,000	B-	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes,
		7.750% due 4/1/14 (c)	112,700

Building Products — 1.8%
		Associated Materials Inc.:
2,300,000	B	Senior Discount Notes, step bond to yield 10.559% due 3/1/14	1,265,000
955,000	B	Senior Subordinated Notes, 9.750% due 4/15/12	940,675
745,000	CCC	Jacuzzi Brands Inc., Secured Notes, 9.625% due 7/1/10	793,425
1,335,000	CCC	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,248,225
2,220,000	B	NTK Holdings Inc., Senior Discount Notes, step bond to yield
		13.410% due 3/1/14	1,498,500
		Total Building Products	5,745,825

Capital Markets — 0.7%
1,008,000	CCC+	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes,
		9.625% due 6/15/14	1,097,460
		E*TRADE Financial Corp., Senior Notes:
240,000	CCC+	7.375% due 9/15/13	243,600
800,000	B	7.875% due 12/1/15	836,000
		Total Capital Markets	2,177,060

Chemicals — 2.1%
615,000	B+	Airgas Inc., Senior Subordinated Notes, 9.125% due 10/1/11	644,981
1,450,000	B+	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,566,000
452,000	BB-	Huntsman International LLC, Senior Notes, 9.875% due 3/1/09	472,340
1,425,000	BB-	Lyondell Chemical Co., Senior Secured Notes, 11.125% due 7/15/12	1,560,375
420,000	B	Methanex Corp., Senior Notes, 8.750% due 8/15/12	451,500
1,715,000	BB	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (c)	1,599,238
325,000	BBB-	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	310,375
		Total Chemicals	6,604,809

Commercial Services & Supplies — 2.5%
1,450,000	B-	Allied Security Escrow Corp., Senior Subordinated Notes,
		11.375% due 7/15/11	1,439,125
150,000	BB+	Allied Waste North America Inc., Senior Notes, Series B, 9.250% due 9/1/12	161,250
950,000	CCC+	Brand Services Inc., Senior Notes, 12.000% due 10/15/12	1,071,771

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    3

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Commercial Services & Supplies — 2.5% (continued)
$1,155,000	BB-	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated
		Notes, Series B, 9.500% due 2/15/13	$1,198,313
1,180,000	CCC+	NationsRent Inc., Senior Subordinated Notes, 9.500% due 5/1/15	1,386,170
630,000	B	Quebecor World Capital Corp., Senior Notes, 8.750% due 3/15/16 (c)	595,350
1,795,000	Caa1(b)	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (c)	1,907,187
		Total Commercial Services & Supplies	7,759,166

Communications Equipment — 1.3%
3,650,000	BB-	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	3,129,875
1,225,000	BB-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	986,125
		Total Communications Equipment	4,116,000

Consumer Finance — 4.6%
		Ford Motor Credit Co.:
		Notes:
650,000	B	7.875% due 6/15/10	639,344
1,100,000	B-	9.957% due 4/15/12 (d)	1,164,386
635,000	B+	7.000% due 10/1/13	593,448
		Senior Notes:
566,000	B+	10.486% due 6/15/11 (c)(d)	599,218
1,370,000	B+	9.875% due 8/10/11	1,432,765
		General Motors Acceptance Corp.:
6,995,000	B+	Bonds, 8.000% due 11/1/31	7,088,971
2,790,000	B+	Notes, 6.875% due 8/28/12	2,726,890
		Total Consumer Finance	14,245,022

Containers & Packaging — 2.5%
650,000	BB	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	711,750
780,000	BB	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	754,650
		Graphic Packaging International Corp.:
245,000	B-	Senior Notes, 8.500% due 8/15/11	249,900
1,430,000	CCC+	Senior Subordinated Notes, 9.500% due 8/15/13	1,444,300
500,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	524,375
		Owens-Brockway Glass Container Inc.:
925,000	B-	Senior Notes, 6.750% due 12/1/14	864,875
1,459,000	B-	Senior Secured Notes, 8.875% due 2/15/09	1,506,418
570,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (c)	570,000
260,000	CCC	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (a)	252,200
425,000	B	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10	104,125
935,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (c)	966,686
		Total Containers & Packaging	7,949,279

Diversified Consumer Services — 1.8%
755,000	NR	Education Management LLC/Education Management Corp., Senior Notes,
		8.750% due 6/1/14 (c)	751,225

See Notes to Financial Statements.

4    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Consumer Services — 1.8% (continued)
		Hertz Corp.:
$425,000	BBB	Senior Notes, 8.875% due 1/1/14 (c)	$443,062
2,930,000	CCC+	Senior Subordinated Notes, 10.500% due 1/1/16 (c)	3,171,725
		Service Corp. International:
740,000	B	Debentures, 7.875% due 2/1/13	760,350
445,000	B	Senior Notes, 6.500% due 3/15/08	447,225
		Total Diversified Consumer Services	5,573,587

Diversified Financial Services — 2.3%
1,050,000	BB	Basell AF SCA, Senior Subordinated Notes, 8.375% due 8/15/15 (c)	1,056,562
265,000	BB	Case Credit Corp., Notes, 6.750% due 10/21/07	266,656
1,450,000	B-	CCM Merger Inc., Notes, 8.000% due 8/1/13 (c)	1,395,625
		CitiSteel USA Inc., Senior Secured Notes:
255,000	BB	12.490% due 9/1/10 (d)	263,288
305,000	CCC+	15.000% due 10/1/10 (c)(e)	327,875
418,000	CCC+	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC,
		Second Priority, Senior Secured Notes, 9.000% due 7/15/14	422,180
740,000	B-	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes,
		9.500% due 4/15/14 (c)	754,800
300,000	B	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	288,000
500,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	527,500
1,625,000	CCC	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	1,755,000
		Total Diversified Financial Services	7,057,486

Diversified Telecommunication Services — 7.2%
		Cincinnati Bell Inc.:
1,175,000	B-	Senior Notes, 7.000% due 2/15/15	1,151,500
280,000	B-	Senior Subordinated Notes, 8.375% due 1/15/14	282,450
75,000	B-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	64,500
965,000	B-	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	1,022,900
940,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250%
		due 2/1/10 (a)(f)(g)	0
2,200,000	CCC+	Hawaiian Telcom Communications Inc., Senior Subordinated Notes,
		Series B, 12.500% due 5/1/15	2,260,500
400,000	B	Insight Midwest LP/Insight Capital Inc., Senior Notes,
		10.500% due 11/1/10	422,000
		Intelsat Bermuda Ltd., Senior Notes:
1,095,000	CCC+	9.250% due 6/15/16 (c)	1,144,275
2,200,000	B	11.250% due 6/15/16 (c)	2,290,750
720,000	B+	Nordic Telephone Co. Holdings, Senior Notes, 8.875% due 5/1/16 (c)	752,400
525,000	B	Northern Telecom Capital Corp., Notes, 7.875% due 6/15/26	448,875
		NTL Cable PLC, Senior Notes:
250,000	B	8.750% due 4/15/14	260,625
590,000	B-	9.125% due 8/15/16	613,600
429,000	B-	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	438,653
		Qwest Communications International Inc., Senior Notes:
125,000	B-	7.500% due 2/15/14	124,531
350,000	B	Series B, 7.500% due 2/15/14	348,688

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    5

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 7.2% (continued)
		Qwest Corp.:
$2,880,000	B	Notes, 8.875% due 3/15/12	$3,132,000
1,655,000	B	Senior Notes, 7.500% due 10/1/14 (c)	1,692,238
1,260,000	BB	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	1,269,120
2,545,000	BB	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000%
		due 3/15/13 (c)	2,042,362
2,550,000	A	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (c)	2,782,687
		Total Diversified Telecommunication Services	22,544,654

Electric Utilities — 0.7%
421,574	B-	Midwest Generation LLC, Pass-Through Certificates, Series B,
		8.560% due 1/2/16	448,186
1,395,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,590,300
		Total Electric Utilities	2,038,486

Electrical Equipment — 0.4%
1,240,000	B+	Thomas & Betts Corp., Medium-Term Notes, 6.625% due 5/7/08	1,262,418

Energy Equipment & Services — 1.9%
1,645,000	B-	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,995,285
352,000	BBB-	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	340,560
160,000	B+	GulfMark Offshore Inc., Senior Notes, 7.750% due 7/15/14	160,000
1,025,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,091,625
180,000	B+	Pride International Inc., Senior Notes, 7.375% due 7/15/14	184,050
1,960,000	B	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	2,218,065
		Total Energy Equipment & Services	5,989,585

Food & Staples Retailing — 0.3%
920,000	BB-	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,080,971

Food Products — 0.5%
1,494,000	B+	Dole Food Co. Inc., Senior Notes, 8.875% due 3/15/11	1,464,120

Health Care Providers & Services — 4.5%
1,450,000	BB+	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	1,540,625
825,000	B	Community Health Systems Inc., Senior Subordinated Notes,
		6.500% due 12/15/12	775,500
		DaVita Inc.:
725,000	B-	Senior Notes, 6.625% due 3/15/13	710,500
975,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	960,375
700,000	B	Extendicare Health Services Inc., Senior Subordinated Notes,
		6.875% due 5/1/14	735,000
		HCA Inc.:
1,345,000	B	Debentures, 7.500% due 11/15/95	925,320
30,000	B	Medium-Term Notes, 7.750% due 7/15/36	22,493
		Notes:
690,000	BB+	7.690% due 6/15/25	536,672
535,000	BB+	7.500% due 11/6/33	409,275

See Notes to Financial Statements.

6    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Health Care Providers & Services — 4.5% (continued)
		Senior Notes:
$25,000	BB+	6.300% due 10/1/12	$21,000
725,000	BB+	6.375% due 1/15/15	578,187
25,000	BB+	6.500% due 2/15/16	19,813
1,675,000	BB+	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
		8.750% due 6/15/14	1,603,812
750,000	BB+	Omnicare Inc., Senior Subordinated Notes, 6.875% due 12/15/15	720,937
150,000	B-	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13	160,875
		Tenet Healthcare Corp., Senior Notes:
1,775,000	BB+	7.375% due 2/1/13	1,588,625
2,795,000	B-	9.875% due 7/1/14	2,739,100
		Total Health Care Providers & Services	14,048,109

Hotels, Restaurants & Leisure — 5.4%
		Caesars Entertainment Inc., Senior Subordinated Notes:
800,000	B	8.875% due 9/15/08	841,000
1,530,000	B	8.125% due 5/15/11	1,617,975
875,000	BB+	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	861,875
		Herbst Gaming Inc., Senior Subordinated Notes:
1,350,000	BB+	8.125% due 6/1/12	1,377,000
275,000	B-	7.000% due 11/15/14	266,063
		Hilton Hotels Corp.:
425,000	B-	Notes, 7.625% due 12/1/12	451,479
890,000	B-	Senior Notes, 7.950% due 4/15/07	905,575
1,510,000	BB	Inn of the Mountain Gods Resort & Casino, Senior Notes,
		12.000% due 11/15/10	1,532,650
335,000	BB	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	319,925
630,000	B-	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	677,250
1,300,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,215,500
415,000	B+	Mandalay Resort Group, Senior Subordinated, Debentures,
		7.625% due 7/15/13	409,813
1,200,000	B	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	1,173,000
1,370,000	B+	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (c)	1,455,625
120,000	BB	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	127,650
825,000	B	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	785,812
		Station Casinos Inc.:
1,230,000	B+	Senior Notes, 7.750% due 8/15/16	1,274,587
450,000	B+	Senior Subordinated Notes, 6.875% due 3/1/16	419,063
1,100,000	BB-	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125%
		due 12/15/10 (c)	1,111,000
		Total Hotels, Restaurants & Leisure	16,822,842

Household Durables — 2.6%
120,000	B+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	121,350
		Beazer Homes USA Inc., Senior Notes:
115,000	B+	6.875% due 7/15/15	102,925
660,000	BB+	8.125% due 6/15/16 (c)	633,600

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    7

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Household Durables — 2.6% (continued)
$685,000	BB	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	$716,819
1,200,000	BB	Interface Inc., Senior Notes, 10.375% due 2/1/10	1,312,500
		K Hovnanian Enterprises Inc., Senior Notes:
1,460,000	BBB-	7.500% due 5/15/16	1,350,500
905,000	B-	8.625% due 1/15/17	888,031
815,000	BB	KB HOME, Senior Subordinated Notes, 9.500% due 2/15/11	844,544
540,000	BB	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
		9.000% due 11/1/11	545,400
435,000	BB-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes,
		step bond to yield 10.150% due 9/1/12	354,525
800,000	B-	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	812,000
440,000	B-	Standard Pacific Corp., Senior Subordinated Notes, 9.250% due 4/15/12	413,600
		Total Household Durables	8,095,794

Household Products — 0.5%
250,000	B	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (c)	265,000
		Spectrum Brands Inc., Senior Subordinated Notes:
680,000	B+	8.500% due 10/1/13	568,650
180,000	CCC	7.375% due 2/1/15	140,400
710,000	CCC	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (c)	699,350
		Total Household Products	1,673,400

Independent Power Producers & Energy Traders — 3.4%
425,000	CCC	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	419,155
		AES Corp.:
		Senior Notes:
2,330,000	B-	9.500% due 6/1/09	2,504,750
280,000	B	8.875% due 2/15/11	301,000
210,000	B	7.750% due 3/1/14	217,350
280,000	B	Senior Secured Notes, 9.000% due 5/15/15 (c)	303,450
500,000	B	Dynegy Holdings Inc., Senior Notes, 8.375% due 5/1/16 (c)	495,000
		Edison Mission Energy, Senior Notes:
475,000	BB-	7.730% due 6/15/09	488,063
175,000	B-	7.500% due 6/15/13 (c)	175,875
1,000,000	B+	7.750% due 6/15/16 (c)	1,005,000
1,230,000	B+	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,223,850
		NRG Energy Inc., Senior Notes:
575,000	B-	7.250% due 2/1/14	569,250
3,085,000	B-	7.375% due 2/1/16	3,046,437
		Total Independent Power Producers & Energy Traders	10,749,180

Industrial Conglomerates — 0.1%
400,000	B-	Sequa Corp., Senior Notes, 9.000% due 8/1/09	424,000

Insurance — 0.5%
1,710,000	B-	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	1,710,000

See Notes to Financial Statements.

8    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Internet & Catalog Retail — 0.4%
$620,000	BB-	Brookstone Co. Inc., Senior Secured Notes, 12.000% due 10/15/12	$567,300
730,000	BB	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	715,400
		Total Internet & Catalog Retail	1,282,700

IT Services — 0.7%
		Sungard Data Systems Inc.:
600,000	B	Senior Notes, 9.125% due 8/15/13	622,500
1,550,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	1,590,688
		Total IT Services	2,213,188

Leisure Equipment & Products — 0.2%
685,000	B-	Warner Music Group, Senior Subordinated Notes, 7.375% due 4/15/14	662,738

Machinery — 0.7%
100,000	B-	Case New Holland Inc., Senior Notes, 9.250% due 8/1/11	106,500
220,000	B-	Commercial Vehicle Group Inc., Senior Notes, 8.000% due 7/1/13	210,650
618,000	BB	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (c)	670,530
537,000	B+	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	588,015
553,000	B-	Mueller Holdings Inc., Discount Notes, step bond to yield
		14.025% due 4/15/14	489,405
		Total Machinery	2,065,100

Media — 11.5%
1,125,000	B	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (c)	1,172,812
		AMC Entertainment Inc.:
310,000	B	Senior Note, Series B, 8.625% due 8/15/12	319,300
1,695,000	B-	Senior Subordinated Notes, 11.000% due 2/1/16	1,849,669
275,000	B-	Barrington Broadcasting Group LLC/Barrington Broadcasting Capital
		Corp., Senior Subordinated Notes, 10.500% due 8/15/14 (c)	270,875
2,380,699	CCC+	CanWest Media Inc., Senior Subordinated Notes, 8.000% due 9/15/12	2,315,230
1,210,000	CCC+	CCH I Holdings LLC, Senior Notes, 13.500% due 1/15/14	898,425
1,770,000	B-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,579,725
1,320,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	1,343,100
		CSC Holdings Inc.:
		Senior Debentures:
125,000	CCC-	7.875% due 2/15/18	128,438
1,465,000	CCC-	7.625% due 7/15/18	1,485,144
		Senior Notes:
		Series B:
725,000	B+	8.125% due 7/15/09	753,094
420,000	B+	7.625% due 4/1/11	431,550
450,000	B+	Series WI, 7.250% due 4/15/12 (h)	444,375
422,000	B+	Dex Media East LLC/Dex Media East Finance Co., Senior Notes,
		Series B, 12.125% due 11/15/12	472,640
855,000	B+	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes,
		Series B, 9.875% due 8/15/13	922,331

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    9

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Media — 11.5% (continued)
		DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
$942,000	B	8.375% due 3/15/13	$993,810
435,000	B	6.375% due 6/15/15	408,900
		EchoStar DBS Corp., Senior Notes:
1,900,000	BB-	6.625% due 10/1/14	1,831,125
1,315,000	BB-	7.125% due 2/1/16 (c)	1,287,056
1,425,000	BB-	Houghton Mifflin Co., Senior Discount Notes, step bond to yield
		11.234% due 10/15/13	1,200,562
1,585,000	BB-	Insight Communications Co. Inc., Senior Discount Notes,
		12.250% due 2/15/11	1,688,025
990,000	CCC+	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (c)	1,064,250
660,000	CCC+	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	622,050
1,260,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes,
		9.500% due 6/15/13	1,357,650
980,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	955,500
635,000	B-	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	631,825
		R.H. Donnelley Corp.:
		Senior Discount Notes:
375,000	B	Series A-1, 6.875% due 1/15/13	338,437
700,000	B	Series A-2, 6.875% due 1/15/13	631,750
1,775,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	1,757,250
300,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes,
		10.875% due 12/15/12 (c)	330,000
895,000	B	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	912,900
		Rainbow National Services LLC:
1,555,000	B	Senior Notes, 8.750% due 9/1/12 (c)	1,648,300
210,000	B	Senior Subordinated Debentures, 10.375% due 9/1/14 (c)	234,938
		Rogers Cable Inc.:
160,000	B+	Secured Notes, 5.500% due 3/15/14	149,000
105,000	B+	Senior Secured Notes, 6.250% due 6/15/13	102,769
1,155,000	BB+	Senior Secured Second Priority Notes, 6.750% due 3/15/15	1,152,112
840,000	BB+	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	854,700
1,300,000	BB+	Time Warner Inc., Senior Notes, 7.625% due 4/15/31	1,411,861
		Total Media	35,951,478

Metals & Mining — 1.1%
105,000	B	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	116,550
715,000	BBB+	International Steel Group Inc., Senior Notes, 6.500% due 4/15/14	682,825
1,405,000	B	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (c)	1,556,037
195,000	BBB-	PNA Group Inc., Senior Notes, 10.750% due 9/1/16 (c)	199,875
775,000	B-	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (c)	802,125
		Total Metals & Mining	3,357,412

Multi-Utilities — 0.1%
330,000	B-	Avista Corp., Senior Notes, 9.750% due 6/1/08	351,357

See Notes to Financial Statements.

10    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Multiline Retail — 1.3%
$1,323,000	B-	J.C. Penney Co. Inc., Notes, 9.000% due 8/1/12	$1,533,739
1,705,000	BB+	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	1,832,875
722,000	BBB-	Saks Inc., Notes, 9.875% due 10/1/11	785,175
		Total Multiline Retail	4,151,789

Office Electronics — 0.5%
1,475,000	B-	Xerox Capital Trust I Exchange Capital Securities, 8.000% due 2/1/27	1,521,094

Oil, Gas & Consumable Fuels — 9.8%
675,000	B+	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Notes, 10.000% due 6/1/12	725,625
1,580,000	B+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,627,400
		Chesapeake Energy Corp., Senior Notes:
1,965,000	B-	6.625% due 1/15/16	1,896,225
200,000	CCC+	6.875% due 1/15/16	195,000
420,000	BB	6.500% due 8/15/17	391,650
950,000	BB	6.250% due 1/15/18	881,125
682,000	BB	Cimarex Energy Co., Senior Notes, 9.600% due 3/15/12	724,625
345,000	BB	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	345,000
4,175,000	BB-	El Paso Corp., Medium-Term Notes, 7.750% due 1/15/32	4,216,750
730,000	BB-	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (d)	762,284
900,000	B	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	879,750
1,275,000	B+	Forest Oil Corp., Senior Notes, 8.000% due 12/15/11	1,322,813
350,000	B-	Inergy LP/Inergy Finance Corp., Senior Notes, 8.250% due 3/1/16	361,375
1,820,000	B+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (c)	1,888,250
560,000	B	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (c)	547,400
440,000	CCC+	OMI Corp., Senior Notes, 7.625% due 12/1/13	442,200
760,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (c)	777,100
1,325,000	B+	Plains Exploration & Production Co., Senior Subordinated Notes, Series B, 8.750% due 7/1/12	1,397,875
		Pogo Producing Co., Senior Subordinated Notes:
40,000	B-	7.875% due 5/1/13 (c)	41,000
1,220,000	B+	6.875% due 10/1/17	1,168,150
310,000	B+	Series B, 8.250% due 4/15/11	319,688
60,000	B+	SESI LLC, Senior Notes, 6.875% due 6/1/14 (c)	59,100
1,625,000	B+	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	1,576,250
1,420,000	BB-	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	1,505,200
725,000	B-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	766,326
650,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	643,500
		Williams Cos. Inc.:
		Notes:
1,825,000	A-	7.875% due 9/1/21	1,866,063
2,265,000	B	8.750% due 3/15/32	2,451,862
1,025,000	BB-	Senior Notes, 7.625% due 7/15/19	1,045,500
		Total Oil, Gas & Consumable Fuels	30,825,086

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    11

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Paper & Forest Products — 1.5%
$1,590,000	BB-	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	$1,578,075
600,000	BB-	Domtar Inc., Notes, 5.375% due 12/1/13	516,000
1,560,000	B	NewPage Corp., Senior Subordinated Notes, 12.000% due 5/1/13	1,618,500
305,000	B+	P.H. Glatfelter, Senior Notes, 7.125% due 5/1/16 (c)	302,190
		Verso Paper Holdings LLC:
375,000	CCC+	Senior Secured Notes, 9.125% due 8/1/14 (c)	375,000
305,000	BB+	Senior Subordinated Notes, 11.375% due 8/1/16 (c)	303,475
		Total Paper & Forest Products	4,693,240

Personal Products — 0.5%
1,520,000	B+	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	1,588,400

Pharmaceuticals — 0.4%
1,180,000	B-	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,126,900

Real Estate Investment Trusts (REITs) — 0.9%
45,000	B+	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	45,563
		Host Marriott LP:
		Senior Notes:
375,000	CCC	7.125% due 11/1/13	380,625
510,000	BB-	Series I, 9.500% due 1/15/07	518,287
350,000	BB	Series O, 6.375% due 3/15/15	337,750
20,000	BB	Series Q, 6.750% due 6/1/16	19,500
860,000	BB	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	741,750
575,000	BB	Omega Healthcare Investors Inc., Senior Notes, 7.000% due 1/15/16	562,062
255,000	B	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	252,450
		Total Real Estate Investment Trusts (REITs)	2,857,987

Road & Rail — 0.7%
710,000	BB	Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes, 7.905% due 5/15/14 (c)(d)	697,575
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
200,000	BB+	10.250% due 6/15/07	205,000
1,175,000	BB-	9.375% due 5/1/12	1,249,906
60,000	B-	12.500% due 6/15/12	66,900
		Total Road & Rail	2,219,381

Semiconductors & Semiconductor Equipment — 0.3%
1,390,000	B-	MagnaChip Semiconductor, Senior Subordinated Notes, 8.000% due 12/15/14	896,550

Specialty Retail — 1.2%
510,000	B-	Asbury Automotive Group Inc., Senior Subordinated Notes, 9.000% due 6/15/12	518,925
		AutoNation Inc., Senior Notes:
270,000	B-	7.507% due 4/15/13 (c)(d)	272,700
335,000	B	7.000% due 4/15/14 (c)	332,069

See Notes to Financial Statements.

12    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Specialty Retail — 1.2% (continued)
$540,000	BB+	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	$502,200
1,525,000	BB+	Hines Nurseries Inc., Senior Notes, 10.250% due 10/1/11	1,364,875
835,000	CCC	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	803,687
		Total Specialty Retail	3,794,456

Textiles, Apparel & Luxury Goods — 1.4%
1,500,000	CCC+	Hanesbrand Inc., 9.400% due 10/15/07 (g)	1,488,750
		Levi Strauss & Co., Senior Notes:
1,075,000	B-	9.750% due 1/15/15	1,118,000
400,000	B-	8.875% due 4/1/16	397,000
2,000,000	B-	Simmons Co., Senior Discount Notes, step bond to yield 8.253% due 12/15/14	1,405,000
		Total Textiles, Apparel & Luxury Goods	4,408,750

Thrifts & Mortgage Finance — 1.1%
3,200,000	B-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	3,384,000

Tobacco — 0.2%
680,000	B-	Alliance One International Inc., 11.000% due 5/15/12	683,400

Trading Companies & Distributors — 1.0%
480,000	CCC-	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (c)	492,000
480,000	B-	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (c)(d)	489,600
1,320,000	B	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (c)	1,353,000
890,000	B+	Transdigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (c)	887,775
		Total Trading Companies & Distributors	3,222,375

Wireless Telecommunication Services — 3.0%
1,525,000	CCC+	IWO Holdings Inc., Senior Secured Notes, 9.257% due 1/15/12 (d)	1,582,187
50,000	B-	Nextel Communications Inc., Senior Notes, Series E, 6.875% due 10/31/13	50,682
		Rogers Wireless Inc.:
150,000	BBB+	Senior Secured Notes, 7.250% due 12/15/12	155,438
370,000	BBB+	Senior Subordinated Notes, 8.000% due 12/15/12	388,500
1,045,000	BB	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	1,084,187
		Sprint Capital Corp.:
3,400,000	B+	Notes, 8.750% due 3/15/32	4,134,499
1,975,000	CCC	Senior Notes, 6.875% due 11/15/28	1,999,964
		Total Wireless Telecommunication Services	9,395,457
		TOTAL CORPORATE BONDS & NOTES (Cost — $286,128,544)	291,811,740

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
6,296,588	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(f)(g) (Cost — $6,995,539)	0

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    13

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

CONVERTIBLE BOND & NOTE — 0.1%
Semiconductors — 0.1%
$390,000	BBB+	Amkor Technologies Inc., Senior Subordinated Bond, 2.500% due 5/15/11 (Cost — $340,240)	$332,963

LOAN PARTICIPATIONS (d) — 1.6%
United States — 1.6%
484,848	BB	Bluegrass Container, 10.330% due 12/30/13 (JPMorgan Chase & Co.) (i)	488,788
1,515,152	BB	Bluegrass Container Co. LLC, Second Lien, Tranche, 10.330% due 12/30/13, (JPMorgan Chase & Co.) (i)	1,527,463
3,000,000	NR	UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (i)	2,998,926
		TOTAL LOAN PARTICIPATIONS (Cost — $5,000,000)	5,015,177

SOVEREIGN BONDS — 1.6%
Brazil — 0.5%
		Federative Republic of Brazil:
890,000	D	11.000% due 8/17/40	1,163,007
380,000	D	Collective Action Securities, Notes, 8.000% due 1/15/18	417,715
		Total Brazil	1,580,722

Panama — 0.1%
310,000	CC	Republic of Panama, 9.375% due 4/1/29	395,250

Russia — 1.0%
2,810,000	BB	Russian Federation, 5.000% due 3/31/30 (d)	3,128,654
		TOTAL SOVEREIGN BONDS (Cost — $5,026,186)	5,104,626

Shares
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,821,127	Home Interiors of Gifts Inc. (f)(g)*	28,211

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
38,785	Aurora Foods Inc. (f)(g)*	0

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
8,616	Outsourcing Solutions Inc. (g)*	36,619

INFORMATION TECHNOLOGY — 0.1%
Communications Equipment — 0.1%
7,514	Motorola Inc.	175,677

See Notes to Financial Statements.

14    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Shares	Security	Value
Semiconductors & Semiconductor Equipment — 0.0%
829	Freescale Semiconductor Inc., Class B Shares *	$25,625
	TOTAL INFORMATION TECHNOLOGY	201,302

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
2,169	McLeodUSA Inc., Class A Shares (g)*	0
12,250	Pagemart Wireless (c)(f)(g)*	122
	TOTAL TELECOMMUNICATION SERVICES	122
	TOTAL COMMON STOCKS (Cost — $3,392,736)	266,254

CONVERTIBLE PREFERRED STOCKS — 0.2%
TELECOMMUNICATION SERVICES — 0.2%
Wireless Telecommunication Services — 0.2%
12,000	Crown Castle International Corp., 6.250% due 8/15/12 (Cost — $347,097)	669,000

PREFERRED STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
8,800	Ford Motor Co., Notes, 7.500%	163,680

ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
1,867	Chesapeake Energy Corp., 6.250%	501,289

FINANCIALS — 0.1%
Diversified Financial Services — 0.1%
100	Preferred Plus, Series FRD-1, 7.400%	1,829
8,500	Saturns, Series F 2003-5, 8.125%	163,965
	TOTAL FINANCIALS	165,794

	TOTAL PREFERRED STOCKS (Cost — $776,168)	830,763

Warrants
WARRANTS (f)(g) — 0.0%
1,005	Cybernet Internet Services International Inc., Expires 7/1/09 (c)*	0
940	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (c)*	0
720	IWO Holdings Inc., Expires 1/15/11 (c)*	0
750	Jazztel PLC, Expires 7/15/10*	0
1,040	Merrill Corp., Class B Shares, Expires 5/1/09 (c)*	0
150	Pliant Corp., Expires 6/1/10 (c)*	2
4,125	RSL Communications Ltd., Class A Shares, Expires 11/15/06 (c)*	0
2,460	Viasystems Group Inc., Expires 1/31/10*	0
	TOTAL WARRANTS (Cost — $261,060)	2

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $308,267,570)	304,030,525

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    15

Schedule of Investments (August 31, 2006) (unaudited) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 1.1%
Repurchase Agreement — 1.1%
$3,476,000	Nomura Securities International Inc. repurchase agreement dated 8/31/06, 5.240% due 9/1/06; Proceeds at maturity - $3,476,506; (Fully collateralized by various U.S. Government Obligations, 4.000% to 7.250% due 06/15/09 to 04/18/16; Market value - $3,545,905) (Cost — $3,476,000)	$3,476,000
	TOTAL INVESTMENTS — 98.2% (Cost — $311,743,570#)	307,506,525
	Other Assets in Excess of Liabilities — 1.8%	5,658,173
	TOTAL NET ASSETS — 100.0%	$313,164,698

*  Non-income producing security.

‡                    All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.

(a)             Security is currently in default.

(b)             Rating by Moody’s Investors Service.

(c)             Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)             Variable rate security. Interest rate disclosed is that which is in effect at August 31, 2006.

(e)             Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)              Illiquid security.

(g)             Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(h)             Security is issued on a when-issued basis.

(i)               Participation interest was acquired through the financial institution indicated parenthetically.

#                  Aggregate cost for federal income tax purposes is substantially the same.

See pages 17 and 18 for definitions of ratings.

See Notes to Financial Statements.

16    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    17

Short-Term Security Ratings (unaudited) (continued)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature— VRDO.
MIG1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

18    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (August 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $311,743,570)	$307,506,525
Cash	457
Dividends and interest receivable	6,122,822
Receivable for securities sold	1,577,760
Prepaid expenses	21,729
Other receivables	187,513
Total Assets	315,416,806
LIABILITIES:
Payable for securities purchased	1,936,302
Investment management fee payable	212,124
Distributions payable	229
Accrued expenses	103,453
Total Liabilities	2,252,108
Total Net Assets	$313,164,698

NET ASSETS:
Par value ($0.001 par value; 45,637,929 shares issued and outstanding; 500,000,000 shares authorized)	$45,638
Paid-in capital in excess of par value	501,643,690
Undistributed net investment income	1,318,547
Accumulated net realized loss on investments	(185,606,132)
Net unrealized depreciation on investments	(4,237,045)
Total Net Assets	$313,164,698

Shares Outstanding	45,637,929
Net Asset Value	$6.86

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report    19

Statement of Operations (For the six months ended August 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$13,675,034
Dividends	38,256
Total Investment Income	13,713,290
EXPENSES:
Investment management fee (Note 2)	1,266,575
Transfer agent fees	47,256
Directors’ fees	32,786
Shareholder reports	32,584
Legal fees	23,819
Stock exchange listing fees	22,269
Audit and tax	20,079
Insurance	3,608
Custody fees	1,270
Miscellaneous expenses	3,382
Total Expenses	1,453,628
Net Investment Income	12,259,662
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	4,246,050
Change in Net Unrealized Appreciation/Depreciation From Investments	(9,049,990)
Net Loss on Investments	(4,803,940)
Increase in Net Assets From Operations	$7,455,722

See Notes to Financial Statements.

20    Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended August 31, 2006 (unaudited)
and the year ended February 28, 2006

	August 31,	February 28,
OPERATIONS:
Net investment income	$12,259,662	$22,866,029
Net realized gain	4,246,050	3,999,679
Change in net unrealized appreciation/depreciation	(9,049,990)	(15,742,969)
Increase in Net Assets From Operations	7,455,722	11,122,739
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,117,401)	(22,891,985)
Decrease in Net Assets From Distributions to Shareholders	(11,117,401)	(22,891,985)
Decrease in Net Assets	(3,661,679)	(11,769,246)
NET ASSETS:
Beginning of period	316,826,377	328,595,623
End of period *	$313,164,698	$316,826,377

* Includes undistributed net investment income of:	$1,318,547	$176,286

See Notes to Financial Statements.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report  21

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2006(1)	2006	2005(2)		2004(2) (3)	2003(2)	2002(2)
Net Asset Value, Beginning of Period	$6.94	$7.20	$7.12		$6.30	$6.84	$8.84
Income (Loss) From Operations:
Net investment income	0.27	0.50	0.53		0.58	0.65	0.82
Net realized and unrealized gain (loss)	(0.11)	(0.26)	0.13		0.88	(0.51)	(1.96)
Total Income (Loss) From Operations	0.16	0.24	0.66		1.46	0.14	(1.14)
Less Distributions From:
Net investment income	(0.24)	(0.50)	(0.58)		(0.60)	(0.65)	(0.82)
Return of capital	—	—	—		(0.04)	(0.03)	(0.04)
Total Distributions	(0.24)	(0.50)	(0.58)		(0.64)	(0.68)	(0.86)
Net Asset Value, End of Period	$6.86	$6.94	$7.20		$7.12	$6.30	$6.84
Market Price, End of Period	$6.13	$6.16	$6.49		$6.98	$6.85	$7.08
Total Return, Based on Net Asset Value(4)	2.92%	4.49%	10.33	%(5)	23.98%	2.68%	(13.32)%
Total Return, Based on Market Price(4)	3.61%	2.89%	1.45%		11.78%	7.86%	(11.87)%
Net Assets, End of Period (millions)	$313	$317	$329		$325	$284	$305
Ratios to Average Net Assets:
Gross expenses	0.92% (6)	1.11%	1.26%		1.24%	1.26%	1.24%
Net expenses	0.92 (6)	1.11 (7)	1.26		1.24	1.26	1.24
Net investment income	7.74 (6)	7.21	7.47		8.45	10.27	10.86
Portfolio Turnover Rate	48%	33%	41%		31%	71%	81%

(1)             For the six months ended August 31, 2006 (unaudited).

(2)             Per share amounts have been calculated using the average shares method.

(3)             For the year ended February 29, 2004.

(4)             The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)             The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)             Annualized.

(7)             Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22  Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

The Managed High Income Portfolio Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report  23

Notes to Financial Statements (unaudited) (continued)

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

For a portion of the period of this report, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid SBFM an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are whollyowned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee that it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24  Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.  Investments

During the six months ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$146,776,228
Sales	153,609,771

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$13,485,493
Gross unrealized depreciation	(17,722,538)
Net unrealized depreciation	$(4,237,045)

At August 31, 2006, the Fund held loan participations with a total cost of $5,000,000 and a total market value of $5,015,177.

4.  Capital Shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2006, the Fund did not repurchase shares.

5.  Capital Loss Carryforward

As of February 28, 2006, the Fund had a net capital loss carryforward of $189,354,622, of which $20,376,105 expires in 2008, $37,822,746 expires in 2009, $87,539,581 expires in 2010, $38,635,215 expires in 2011 and $4,980,975 expires in 2012. These amounts will be available to offset any future taxable capital gains.

6.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by

Managed High Income Portfolio Inc. 2006 Semi-Annual Report  25

Notes to Financial Statements (unaudited) (continued)

First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

7.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the

26  Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.  Subsequent Event

The Fund’s name will change to Western Asset Managed High Income Fund Inc. on October 9, 2006.

9.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Managed High Income Portfolio Inc. 2006 Semi-Annual Report  27

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Distribution Paid	Distribution Reinvestment Price

Fiscal Year 2005
3/23/04	3/26/04	$6.89	$7.09	$0.0500	$6.95
4/27/04	4/30/04	6.38	7.07	0.0500	6.48
5/25/04	5/28/04	6.33	6.87	0.0500	6.42
6/22/04	6/25/04	6.25	6.93	0.0500	6.34
7/27/04	7/30/04	6.45	6.94	0.0500	6.50
8/24/04	8/27/04	6.65	7.00	0.0500	6.77
9/21/04	9/24/04	6.78	7.07	0.0500	6.83
10/26/04	10/29/04	6.88	7.10	0.0500	6.97
11/22/04	11/26/04	6.62	7.17	0.0500	6.71
12/28/04	12/31/04	6.48	7.21	0.0430	6.55
1/25/05	1/28/05	6.38	7.14	0.0430	6.45
2/22/05	2/25/05	6.36	7.19	0.0430	6.50

Fiscal Year 2006
3/21/05	3/25/05	6.15	7.06	0.0430	6.18
4/28/05	4/29/05	6.00	8.90	0.0430	6.18
5/24/05	5/27/05	6.18	6.81	0.0430	6.22
6/21/05	6/24/05	6.28	6.94	0.0430	6.38
7/26/05	7/29/05	6.40	7.09	0.0430	6.44
8/23/05	8/26/05	6.34	7.05	0.0430	6.41
9/27/05	9/30/05	6.22	6.95	0.0406	6.32
10/25/05	10/28/05	6.06	6.87	0.0406	6.16
11/21/05	11/25/05	5.77	6.84	0.0406	5.92
12/27/05	12/30/05	5.88	6.87	0.0406	6.04
1/24/06	1/27/06	6.00	6.91	0.0406	6.08
2/21/06	2/24/06	6.03	6.91	0.0406	6.16

Fiscal Year 2007
3/28/06	3/31/06	6.03	6.94	0.0406	6.08
4/25/06	4/28/06	5.91	6.93	0.0406	6.04
5/23/06	5/26/06	5.91	6.89	0.0406	5.96
6/27/06	6/30/06	5.77	6.75	0.0406	5.83
7/21/06	7/28/06	5.98	6.80	0.0406	6.06
8/18/06	8/25/06	6.08	6.84	0.0406	6.14

†As of record date.

28  Managed High Income Portfolio Inc. 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 20, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included

Managed High Income Portfolio Inc.  29

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially

30  Managed High Income Portfolio Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Managed High Income Portfolio Inc.  31

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

The Annual Meeting of Shareholders of Managed High Income Portfolio Inc. was held on June 13, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld
Robert A. Frankel	38,862,915	4,125,837
R. Jay Gerken	42,107,699	881,053

The following Directors, representing the balance of the Board of Directors, continue to serve as Directors:
Dwight B. Crane
Paolo M. Cucchi
Paul Hardin
William R. Hutchinson
George M. Pavia

32  Managed High Income Portfolio Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

Managed High Income Portfolio Inc.  33

Dividend Reinvestment Plan (unaudited) (continued)

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

34  Managed High Income Portfolio Inc.

Managed High Income Portfolio Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

  Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

Ted P. Becker
Chief Compliance Officer

Steven Frank
Controller

Robert I. Frenkel
Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane New York, New York 10038

CUSTODIAN

State Street Bank and Trust Company

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of Managed High Income Portfolio Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

MANAGED HIGH INCOME PORTFOLIO INC. Managed High Income Portfolio Inc. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

www.leggmason.com/InvestorServices ©2006 Legg Mason Investor Services, LLC Member NASD, SIPC

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

FD0777 10/06	SR06-160

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies.  In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.  CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.  In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally.  As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.  A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel.  CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies.  CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.  Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies.  If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)           Not applicable.

(b)           Attached hereto.

Exhibit 99.CERT                                      Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT                                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed High Income Portfolio Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Managed High Income Portfolio Inc.

Date:	November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Managed High Income Portfolio Inc.

Date:	November 7, 2006

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Managed High Income Portfolio Inc.

Date:	November 7, 2006